EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report on Form 10-K of Blue Apron Holdings, Inc. (the “Company”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), the undersigned, Linda Findley, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge on the date hereof:
1.The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2023	/s/ Linda Findley
Linda Findley
President and Chief Executive Officer
(Principal Executive Officer)
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